EXHIBIT 23.2



                       [Gray & Northcutt, Inc. letterhead]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use in this Registration Statement on Form S-8, by reference incorporated herein of the financial statements included in the February 29, 2000 10KSB filed on behalf of IGE, Inc. (the prior name of the registrant) and Life Partners Holdings, Inc., from January 28, 2000 to the present.


Sincerely,


/s/Gray & Northcutt, Inc.
-----------------------------------
Gray & Northcutt, Inc.


Oklahoma City, Oklahoma
June 1, 2000



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